[CRA LOGO OMITTED]
-----------------
           REALTY
-----------------
           SHARES
-----------------
        PORTFOLIO
-----------------
  ANNUAL REPORT
 TO SHAREHOLDERS

OCTOBER 31, 1999

   ADVISED BY:
CRA REAL ESTATE
SECURITIES, L.P.

[CRA logo omitted]

REALTY
SHARES
PORTFOLIO

MANAGER'S DISCUSSION OF FUND PERFORMANCE

Letter to Our Shareholders:
We present our report for the CRA Realty Shares Portfolio for the twelve-month period ended October 31, 1999.

PORTFOLIO REVIEW:
The table below summarizes the performance for the portfolio, the Wilshire Real Estate Securities benchmark, and several other indices:

                                  1999            One-Year      Since Inception*
                                   YTD           (annualized)     (annualized)
CRA Realty Shares Portfolio      (5.23)%           (3.70)%          (0.83)%
Wilshire R.E. Securities         (5.21)            (4.81)           (2.24)
S&P 500 (Large Co. Stocks)       12.03             25.67            25.91
Russell 2000 (Small Co. Stocks)   2.79             14.88             7.44
Lehman Gov't/Corp. Bonds         (1.49)            (0.66)            6.13
*Inception Date: 1/1/97

COMMENTARY:

For the fifth consecutive month, real estate securities prices fell. Despite a slight rally at the end of the month as part of the tremendous surge in the broader market, REIT stock prices are, on average, below the lows established last October. REITs offer an average dividend yield of 8.5%. The average cash flow earnings yield for REITs is 13.2%. The comparison to private market values is startling, with the average company's stock price trading at a 15% discount to the estimated private market Net Asset Value (NAV) of its assets after debt.

Could the worst be over? Though the going in the short-term could still be slow, we expect good positive returns to real estate securities over the next 12 to 18 months. Following are some of the reasons why we think the worst times may be behind us:

 - Tax loss selling by mutual funds contributed to the poor October performance of REITs. To manage the taxable gain distributions made by most mutual funds in December, portfolio managers of broad-mandate mutual funds with realized gains in the technology or telecom sectors were motivated to realize their losses in REITs before the end of October in order to minimize December capital gain distributions. We do not expect tax loss selling by individual investors to be as severe in November or December.

 - If the Federal Reserve increases interest rates in November, they will have taken rates back up to the levels seen before the cuts induced by the Asian crises last fall. Since there continues to be no pervasive or significant data to suggest inflation is accelerating, we believe interest rates may stabilize here. If rates stabilize, the yields offered by REITs may look more attractive to yield-oriented investors.

 - The Wall Street machine for raising capital for REITs is quietly being downsized. Several senior REIT analysts are moving on to greener pastures, and we can only presume that the same can be said for the banking staffs.

 - Meanwhile, third quarter earnings are coming in with the same preponderance of modest positive surprises observed in the first two quarters. Average earnings growth of 10%+ for 1999 seems virtually certain, and the prospects for next year continue to suggest 8% - 9% additional growth.

CRA REAL ESTATE SECURITIES, L.P.
An affiliate of Clarion Partners

 - Dividends are increasing at an average rate of 6% this year and we believe they should increase at least as much in 2000.

OUTLOOK:
Real estate fundamentals are still very good today. Rents are rising, occupancies remain strong and new construction is slowing. Only two property sectors show visible signs of stress: hotels (due to the impact of huge new supply deliveries) and health care (due to tenant concerns). And yet, is this observation relevant if the public market is trying to price real estate market fundamentals two years in the future?

We've heard it often said as a rationale for the present weakness in REITs, "Real estate fundamentals are so strong now, how can they possibly get better?" A fair observation, but the relevant question is "How much growth do today's prices incorporate, and how does that compare to what can reasonably be expected?" At the end of 1997 when real estate stocks traded at 20% premiums to NAVs, 5.5% dividend yields and 8% cash flow yields, prices were anticipating double-digit levels of growth well into the future. Today, after real estate stocks have experienced a -23% total return since early 1998 (almost -40% on a price basis), real estate stock prices are anticipating only 4% - 5% sustainable growth in earnings. Since we and many observers anticipate sustainable growth of 6% - 8% given a continued healthy U.S. economy, investors today either (a) are getting a bargain or (b) are protected if growth rates are a third lower than current forecasts. Under either scenario, real estate securities offer a good risk-reward balance to investors.

COMPARISON OF CHANGE IN THE
VALUE OF A $10,000 INVESTMENT
IN THE CRA REALTY SHARES PORTFOLIO,
VERSUS THE WILSHIRE REAL ESTATE
SECURITIES INDEX

       Total Return1      Annualized
         One Year        Inception to
         Return             Date
          -3.70%           -0.83%

[GRAPH OMITTED]
Plot Point are as follows:
         CRA      Wilshire
12/96    10,000   10,000
10/97    11,817   11,488
10/98    10,144    9,851
10/99     9,768    9,377

Figures represent the period from December 31, 1996 through October 31, 1999.

(1) These figures represent past performance. Past performance is no guarantee of future results. The invest ment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

CRA REAL ESTATE SECURITIES, L.P.
An affiliate of Clarion Partners

STRATEGY:

Real estate stocks are income-oriented equities with cyclical growth tied to the real estate cycle. Given that the real estate cycle has plateaued and growth is slowing, we have increased the emphasis on income and yield. We continue to underweight hotels and healthcare given the weakness in these property sectors' fundamentals. We continue to be overweighted in the apartment and office (including mixed office/industrial companies) sectors. These sector-weighting decisions have been advantageous so far in 1999 as shown in the following chart of performance by property type:

                        WILSHIRE REAL ESTATE SECURITIES INDEX
                     PERFORMANCE BY PROPERTY TYPE AS OF 10/31/99
                  Weight            1999             1998     Trailing
Property Type    in Index  YTD      Rank    1998     Rank     1 year
Apartments        20.0%    7.0%       1     (8.1)%    5         8.1%
Industrial         5.2     1.9        2    (10.5)     7         1.9
Office            15.6    (2.8)       3    (18.0)     9         1.1
Outlet Centers     1.0    (5.1)       4    (10.3)     6        (2.8)
Mfr. Homes         1.7    (5.3)       5      0.2      1        (2.7)
Diversified       21.0    (6.3)       6    (15.2)     8        (4.8)
Storage            4.3    (7.1)       7     (7.2)     4        (4.7)
Shopping Centers   9.6   (11.0)       8      0.0      2       (10.1)
Hotels            11.7   (12.9)       9    (45.6)    10       (18.2)
Malls              9.9   (14.5)      10     (3.5)     3       (15.8)
Total            100.0%   (5.2)%           (17.4)%             (4.8)%

We are investing in companies that offer good current income yields and can surprise investors with their ability to drive earnings growth without the need for external capital over the next one to three years. We appreciate your continued faith and confidence and continue to be optimistic about the return prospects for a diversified, actively managed portfolio of public real estate company stocks.


Sincerely,
CRA REAL ESTATE SECURITIES, L.P.
[Signature omitted]                                  [Signature omitted]
Co-Portfolio Manager                                 Co-Portfolio Manager


* The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that shares, when redeemed,may be worth less than their original cost. This information must be preceded or accompanied by a current prospectus. Investors should read the prospectus carefully before investing or sending money. The CRA Realty Shares Portfolio, a portfolio of the Advisors' Inner Circle Fund, is distributed by SEI Investments Distributions Co., Oaks, PA 19456.

CRA REAL ESTATE SECURITIES, L.P.
An affiliate of Clarion Partners

STATEMENT OF NET ASSETS

October 31, 1999                                     Market
                                                     Value
CRA REALTY SHARES PORTFOLIO          Shares          (000)
------------------------------------------------------------
EQUITIES (96.3%)
INDUSTRIAL (2.3%)
  AMB Property Corp. ..............   63,700       $  1,266
                                                   --------
INDUSTRIAL/OFFICE MIX (18.5%)
  Duke-Weeks Realty Corp. .........  126,900          2,490
  Keystone Property Trust .........   81,100          1,217
  Liberty Property Trust ..........  102,700          2,401
  Prentiss Properties Trust .......  136,800          2,933
  Spieker Properties ..............   37,200          1,300
                                                   --------
                                                     10,341
                                                   --------
OFFICE (24.1%)
  Arden Realty Inc. ...............   76,700          1,544
  CarrAmerica Realty Trust ........  121,400          2,701
  Equity Office Properties Trust ..  112,057          2,479
  Highwoods Properties Inc. .......  163,400          3,952
  Kilroy Realty Corp. .............   81,500          1,564
  Mack Cali Realty Corp. ..........   48,500          1,249
                                                   --------
                                                     13,489
                                                   --------
RESIDENTIAL: APARTMENTS (24.8%)
  Apartment Investment &
    Management Co. ................   69,700          2,622
  AvalonBay Communities Inc. ......   85,668          2,768
  Camden Property Trust ...........   89,300          2,417
  Equity Residential Properties
    Trust .........................   56,800          2,375
  Gables Residential Trust ........   82,900          2,005
  Post Properties Inc. ............   44,500          1,719
                                                   --------
                                                     13,906
                                                   --------
RESIDENTIAL: HOTELS (3.2%)
  Host Marriott Corp. .............       95              1
  Starwood Hotels & Resorts
    Worldwide .....................   78,357          1,797
                                                   --------
                                                      1,798
                                                   --------
RETAIL: MALLS (5.4%)
  Simon Property Group Inc. .......   81,128          1,871
  Urban Shopping Centers ..........   43,500          1,123
                                                   --------
                                                      2,994
                                                   --------
RETAIL: SHOPPING CENTERS (16.0%)
  Bradley Real Estate Inc. ........   96,200          1,611
  Burnham Pacific Properties, Inc.    93,300            933
  Developers Diversified Realty
     Corp. ........................  144,800          2,063
  Federal Realty Investment Trust     84,800          1,542
  JDN Realty Corp. ................   82,050          1,564
  Regency Realty Corp. ............   63,900          1,266
                                                   --------
                                                      8,979
                                                   --------
SELF STORAGE (2.0%)
  Public Storage Inc. .............   46,700       $  1,127
                                                   --------
  TOTAL EQUITIES
    (Cost $58,788) ................                  53,900
                                                   --------
REPURCHASE AGREEMENT (4.9%)
  Morgan Stanley Tri-Party Repo
    5.00%, dated 10/29/99, matures
    11/01/99, repurchase price $2,729,749
    (collateralized by a U.S. Treasury
    Instrument, par value $2,838,468,
    matures 06/30/00, market value
    $2,886,438) ...................  $ 2,730          2,730
                                                   --------
TOTAL REPURCHASE AGREEMENT
  (Cost $2,730) ...................                   2,730
                                                   --------
TOTAL INVESTMENTS (101.2%)
  (Cost $61,518) ..................                  56,630
                                                   --------
OTHER ASSETS AND LIABILITIES, Net (-1.2%)              (662)
                                                   --------
NET ASSETS:
  Portfolio Shares -- Institutional Class
  nlimited authorization -- no par value)
  based on 6,795,059 outstanding shares
  of beneficial interest ........................    67,752
Overdistributed net investment income ...........      (233)
Accumulated net realized loss on investments ....    (6,663)
Net unrealized depreciation on investments ......    (4,888)
                                                   --------
TOTAL NET ASSETS (100.0%)                            55,968
                                                   ========
Net Asset Value, Offering and Redemption
  Price Per Share ...............................     $8.24
                                                   ========
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS (000)
                                                  FOR THE
                                                 YEAR ENDED
CRA REALTY SHARES PORTFOLIO                       10/31/99
-----------------------------------------------------------
Investment Income:
  Dividend Income ..............................  $ 3,641
  Interest Income ..............................       60
-----------------------------------------------------------
    Total Investment Income ....................    3,701
-----------------------------------------------------------
Expenses:
  Investment Advisory Fees .....................      407
  Investment Advisory Fee Waiver ...............     (64)
  Administrative Fees ..........................      88
  Custodian Fees ...............................      13
  Professional Fees ............................      50
  Transfer Agent Fees ..........................      32
  Printing Fees ................................      18
  Trustee Fees .................................       7
  Registration and Filing Fees .................      24
  Amortization of Deferred Organizational
    Costs ......................................       6
  Other Fees ...................................      --
-----------------------------------------------------------
    Total Expenses .............................     581
-----------------------------------------------------------
      Net Investment Income ....................   3,120
-----------------------------------------------------------
  Net Realized Loss from Securities Sold .......  (4,360)
  Net Unrealized Depreciation of
     Investment Securities .....................  (1,315)
-----------------------------------------------------------
    Net Realized and Unrealized
      Loss on Investments ......................  (5,675)
-----------------------------------------------------------
  Net Decrease in Net Assets Resulting
     from Operations ........................... $(2,555)
-----------------------------------------------------------

Amounts designated as "--" are either $0 or have been rounded to $0.

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS (000)
                                                  FOR THE           FOR THE
                                                YEAR ENDED        YEAR ENDED
CRA REALTY SHARES PORTFOLIO                      10/31/99          10/31/98
--------------------------------------------------------------------------------
Investment Activities:
  Net Investment Income ........................ $  3,120          $  1,457
  Net Realized Loss on Securities Sold .........   (4,360)           (2,038)
  Net Change in Unrealized Depreciation
     of Investment Securities ..................   (1,315)           (6,937)
--------------------------------------------------------------------------------
    Net Decrease in Net Assets
      Resulting from Operations ................   (2,555)           (7,518)
--------------------------------------------------------------------------------
Distributions to Shareholders:
  Net Investment Income ........................   (3,546)           (1,784)
  Realized Capital Gain ........................       --            (1,540)
--------------------------------------------------------------------------------
    Total Distributions ........................   (3,546)           (3,324)
--------------------------------------------------------------------------------
Capital Share Transactions:
  Shares Issued ................................   13,087             30,081
  Shares Issued in Lieu of Cash
     Distributions .............................    2,835             2,788
  Shares Redeemed ..............................   (9,470)           (1,207)
--------------------------------------------------------------------------------
  Increase in Net Assets Derived from
     Capital Share Transactions ................    6,452            31,662
--------------------------------------------------------------------------------
    Total Increase in Net Assets ...............      351            20,820
--------------------------------------------------------------------------------
Net Assets:
    Beginning of Period ........................   55,617            34,797
--------------------------------------------------------------------------------
    End of Period ..............................  $55,968           $55,617
================================================================================
    Shares Issued and Redeemed:
      Shares Issued ............................    1,441             2,939
      Shares Issued in Lieu of Cash
         Distributions .........................      319               259
      Shares Redeemed ..........................   (1,074)             (118)
--------------------------------------------------------------------------------
    Net Increase in Share Transactions .........      686             3,080
--------------------------------------------------------------------------------

Amounts designated as "--" are either $0 or have been rounded to $0.

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout the Period ended October 31,

          Net                        Realized                                            Net                    Net
         Asset                         and          Distributions    Distributions      Asset                  Assets      Ratio of
         Value         Net          Unrealized         from Net          from           Value                   End        Expenses
       Beginning    Investment    Gain (Loss) on      Investment        Capital          End       Total     of Period    to Average
       of Period      Income        Securities          Income           Gains        of Period    Return      (000)      Net Assets
       ---------    ----------    --------------    -------------    -------------    ---------    ------    ---------    ----------
---------------------------
CRA REALTY SHARES PORTFOLIO
---------------------------
1999     $ 9.10        0.49           (0.80)            (0.55)              --         $ 8.24      (3.70)%    $55,968        1.00%
1998     $11.49        0.35           (1.85)            (0.40)           (0.49)        $ 9.10     (14.16)%    $55,617        1.00%
1997 (1) $10.00        0.26            1.53             (0.30)              --         $11.49      18.17%     $34,797        1.00%*

                                  Ratio
                                  of Net
     Ratio          Ratio       Investment
    of Net       of Expenses      Income
  Investment     to Average     to Average
    Income       Net Assets     Net Assets    Portfolio
  to Average     (Excluding     (Excluding    Turnover
  Net Assets       Waivers)      Waivers)       Rate
  -----------    -----------    ----------   ---------
    5.37%           1.11%          5.26%       66.56%
    3.29%           1.17%          3.12%       73.54%
    2.91%*          1.63%*         2.28%*      102.74%

 *  Annualized
(1) The CRA Realty Shares Portfolio commenced operations on January 1, 1997.

Amounts designated as "--" are either $0 or have been rounded to $0.

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS       CRA REALTY SHARES PORTFOLIO
October 31, 1999

1. ORGANIZATION:
The Advisors' Inner Circle Fund (the "Trust") is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company with ten portfolios. The financial statements herein are those of the CRA Realty Shares Portfolio (the "Fund"). The financial statements of the remaining portfolios are not presented herein. The assets of each portfolio are segregated, and a Shareholder's interest is limited to the portfolio in which shares are held. The Fund's prospectus provides a description of the Fund's investment objectives, policies and strategies.

2. SIGNIFICANT ACCOUNTING POLICIES:
The following is a summary of the significant accounting policies followed by the Fund.

   SECURITY VALUATION -- Investments in equity securities which are traded on a national exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price if readily available for such equity securities on each business day; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the most recently quoted bid price. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost, which approximates market value.

   FEDERAL INCOME TAXES -- It is the Fund's intention to qualify as a regulated investment company by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes is required.

   SECURITY TRANSACTIONS AND RELATED INCOME -- Security transactions are accounted for on the date the security is purchased or sold (trade date). Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold, adjusted for the accretion and amortization of purchase discounts or premiums during the respective holding period which is calculated using the effective interest method. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-date.

   NET ASSET VALUE PER SHARE -- The net asset value per share of the Fund is calculated on each business day by dividing the total value of assets, less liabilities, by the number of shares outstanding.

   REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters into an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

   EXPENSES -- Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the Fund on the basis of relative daily net assets compared to the aggregate daily net assets of the Trust.

   DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared and paid to Shareholders quarterly. Any net realized capital gains are distributed to Shareholders at least annually. Distributions from net investment income and net realized capital gains are determined in accordance with the U.S. Federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital in the period that the differences arise. These reclassifications have no effect on net assets or net asset value.

   USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   The majority of the dividend income recorded by the Fund is from Real Estate Investment Trusts ("REITs"). For tax purposes, a portion of these dividends consists of capital gains and returns of capital. The Fund's Administrator estimates the return of capital based upon historical returns of capital paid by each REIT in prior periods. These estimates are then reconciled to the actual returns of capital reported by the REITs shortly after calendar year end, and an adjustment, if any is required, is then recorded by the Fund.

3. ORGANIZATION COSTS AND TRANSACTIONS WITH AFFILIATES:
The Fund incurred organization costs of approximately $32,000. These costs have been capitalized by the Fund and are being amortized over sixty months commencing with the start-up. In the event the initial shares of the Fund are redeemed by any holder thereof during the period that the Fund is amortizing its organizational costs, the redemption proceeds payable to the holder thereof by the Fund will be reduced by the unamortized organizational costs in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption. These costs include legal fees of approximately $13,000 for organizational work performed by a law firm of which a trustee of the Trust is a partner and two officers of the Trust are partners.

Certain officers of the Trust are also officers of SEI Investments Mutual Funds Services (the "Administrator") and/or SEI Investments Distribution Co. (the "Distributor"). Such officers are paid no fees by the Trust for serving as officers of the Trust.

NOTES TO FINANCIAL STATEMENTS (concluded)   CRA REALTY SHARES PORTFOLIO

October 31, 1999

4. ADMINISTRATION, SHAREHOLDER SERVICING AND DISTRIBUTION AGREEMENTS:
The Trust and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services for an annual fee equal to the higher of $75,000 or 0.15% of the first $100 million of the Portfolio's average daily net assets; 0.125% of the next $100 million of the Portfolio's average daily net assets; 0.10% of the next $100 million of the Portfolio's average daily net assets; and 0.08% of the Portfolio's average daily net assets over $300 million.

DST Systems Inc. (the "Transfer Agent") serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust.

The Trust and Distributor are parties to a Distribution Agreement. The Distributor receives no fees for its distribution services under this agreement.

5. INVESTMENT ADVISORY AND CUSTODIAN AGREEMENTS:
The Trust and CRA Real Estate Securities, L.P. (the "Adviser") are parties to an Investment Advisory Agreement under which the Adviser receives an annual fee equal to .70% of the Fund's average daily net assets. The Adviser has, on a voluntary basis, agreed to waive its fee and reimburse Fund expenses as applicable in order to limit the Fund's total operating expenses to a maximum of 1.00% of the average daily net assets for Institutional shares. The Adviser reserves the right to terminate this arrangement at any time in its sole discretion.

First Union National Bank acts as custodian (the "Custodian") for the Fund. Fees of the Custodian are paid on the basis of the net assets of the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased and sold by the Fund.

6. INVESTMENT TRANSACTIONS:
The cost of security purchases and the proceeds from security sales, other than short-term investments, for the year ended October 31, 1999, are as follows
(000):

   Purchases ...............  $43,148
   Sales ...................  $37,722

At October 31, 1999, the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes were not materially different from amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation for securities held by the Fund at October 31, 1999, is as follows (000):


Aggregate gross unrealized
  appreciation .......................  $ 1,230
Aggregate gross unrealized
  depreciation .......................   (6,118)
                                        -------
Net unrealized depreciation ..........  $(4,888)
                                        =======

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees of CRA Realty Shares Portfolio of
The Advisors' Inner Circle Fund:

We have audited the accompanying statement of net assets of the CRA Realty Shares Portfolio (the "Fund"), one of the funds constituting The Advisors' Inner Circle Fund, as of October 31, 1999, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian and the application of alternative auditing procedures with respect to unsettled securities transactions. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the CRA Realty Shares Portfolio of The Advisors' Inner Circle Fund as of October 31, 1999, and the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.


ARTHUR ANDERSEN LLP

Philadelphia, Pennsylvania
December 17, 1999

Notes

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Notes

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Fund:
CRA REALTY SHARES PORTFOLIO
P.O. Box 419009
Kansas City, MO 64141-6009


ADVISER:
CRA REAL ESTATE SECURITIES, L.P.
Suite 205, 259 N. Radnor-Chester Road
Radnor, PA 19087


DISTRIBUTOR:
SEI INVESTMENTS DISTRIBUTION CO.
Oaks, PA 19456


ADMINISTRATOR:
SEI INVESTMENTS MUTUAL FUNDS SERVICES
Oaks, PA 19456


LEGAL COUNSEL:
MORGAN, LEWIS & BOCKIUS LLP
1800 M Street N.W.
Washington, DC 20036


INDEPENDENT PUBLIC ACCOUNTANTS:
ARTHUR ANDERSEN LLP
1601 Market Street
Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Fund described.

CRA-F-004-03000

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